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                                                                    EXHIBIT 10.4


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of June 25, 2002 by and between PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ( "Borrower"), and GUARANTY BANK, a federal savings bank ("Lender"),

                                   WITNESSETH:

         WHEREAS, Borrower and Lender have entered into that certain Credit Agreement dated as of July 5, 2001 (as heretofore amended, the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower and Lender desire to amend the Original Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this Second Amendment to Credit Agreement.

                  "Amendment Documents" means, collectively, this Amendment and the New Parent Guaranty.

                  "Credit Agreement" means the Original Credit Agreement as amended hereby.

                  "Existing Guaranty" means the Guaranty dated July 5, 2001 given by Engle Homes, Inc., a Florida corporation, in respect of the obligations of Borrower under the Credit Agreement.




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                  "Merger" means the merger of Engle Holdings Corp., a Delaware corporation, with and into Newmark Homes Corp., a Delaware corporation, which will be the surviving corporation and which will change its name to Technical Olympic USA, Inc.

                  "New Parent Guaranty" means a guaranty duly executed and delivered by Parent, substantially in the form of the Existing Guaranty.

                  "Parent" means Technical Olympic USA, Inc., the Delaware corporation.

                  "Parent Credit Agreement" means that certain Credit Agreement, dated as of June 25, 2002, among the Parent, the lenders and issuers from time to time parties thereto and Citicorp North America, Inc., as agent for such lenders and issuers.


                                   ARTICLE II.

                     Amendments to Original Credit Agreement

         Section 2.1. Amendment of Definitions in Section 1.1. The definitions of "Change of Control", "Commitment", "Drawdown Termination Date", "Parent" and "Parent Debt Agreements" in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety to read as follows:

                  "'CHANGE OF CONTROL' means the occurrence of any of the following events: (a) Parent ceases to own, directly or indirectly, one hundred percent (100%) of the voting power of the voting stock of Borrower, (b) Paul Leikert ceases to serve as President of Borrower and is not replaced by a Person reasonably acceptable to Lender within 180 days after such cessation, (c) if any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, or any successor provisions to either of the preceding), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act, other than any one or more of the Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 40% or more of the total voting power of the voting stock of the Parent; (for purposes of this clause (c), such person or group shall be deemed to beneficially own any voting stock of a corporation held by any other corporation (the "parent corporation") so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total voting power of the voting stock of such parent corporation); or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of TOI (together with any new directors whose election or appointment by such board of directors or whose nomination for election by the



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         shareholders of TOI was approved by a vote of not less than two-thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of TOI then in office."

                  "'COMMITMENT' means on any day, the obligation of Lender to make Loans to Borrower pursuant to Section 2.1 hereof in an aggregate outstanding amount not to exceed $30,000,000 at any time."

                  "'DRAWDOWN TERMINATION DATE' means the earlier of June 24, 2003, or the day on which the Note first becomes due and payable in full."

                  "'PARENT' means Technical Olympic USA, Inc., a Delaware corporation."

                  "'PARENT CREDIT AGREEMENT' means that certain Credit Agreement, dated as of June 25, 2002, among the Parent, the lenders and issuers from time to time parties thereto and Citicorp North America, Inc., as agent for such lenders and issuers."

                  "'PARENT DEBT AGREEMENTS' means each of the following: (i) the Parent Credit Agreement, all related guaranties and pledge agreements and other instruments from time to time delivered in connection therewith; (ii) that certain Senior Indenture dated as of June 25, 2002 among the Parent, as issuer, the subsidiary guarantors party thereto and Wells Fargo Bank Minnesota, National Association, as trustee, pursuant to which the Parent's 9% Senior Notes due 2010 are issued and
         (iii) that certain senior Subordinated Indenture dated as of June 25, 2002 among the Parent, as issuer, the subsidiary guarantors party thereto and Wells Fargo Bank Minnesota, National Association, as trustee, pursuant to which the Parent's 10 3/8% Senior Subordinated Notes due 2012 are issued, in each case of clauses (i) through (iii), as the same may be amended, modified, supplemented, waived, replaced, refinanced from time to time."

                  (b) The following new definition of "TOI" is hereby added to
         Section 1.1 of the Original Agreement immediately after the definition of "Termination Date":

                  "'TOI' means Technical Olympic, Inc., a Delaware corporation."

         Section 2.2. Acquisition of Subsidiaries. Section 6.1 of the original Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.1. No Merger; Limitation on Issuance of Securities. Neither the Parent nor any Related Person shall merge or consolidate with or into any Person except that (i) Parent may merge with TOI; provided that TOI confirms to Lender that upon the consummation of such merger it shall be liable for all Guaranty Obligations of Parent arising under the Loan Documents by documentation reasonably satisfactory to Lender in form and substance, (ii) any Related Person may merge with the Borrower so long as the Borrower is the survivor, and (iii) except as otherwise provided in the immediately


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         preceding clause (ii), any Related Person may merge with any other
         Related Person. No Related Person shall acquire by purchase, or otherwise, all or substantially all of the assets or capital stock of any Person except Borrower may acquire all or substantially all of the assets of any Person or all of the capital stock or other equity interests of any Person so long as (i) no Default or Event of Default has occurred and is continuing at the time of such acquisition, and
         (ii) no Default or Event of Default occurs as a result of such acquisition. No Subsidiary of Borrower will issue any additional shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional shares or other securities except to Borrower and only to the extent not otherwise forbidden under the terms hereof. No Subsidiary of Borrower which is a partnership will allow any diminution of Borrower's interest (direct or indirect) therein."

         Section 2.3. Limitation on Indebtedness. Section 6.2(c) is hereby amended to read as follows:

                  "(c) Guaranty Obligations of Borrower and the other Related Persons arising under the Parent Debt Agreements."

         Section 2.4. Limitation on Liens. Section 6.10(c) is hereby amended to read as follows:

                  "(c) Liens on assets (other than Collateral) to secure the "obligations" (as defined in the Parent Credit Agreement) arising under the Parent Credit Agreement, to secure Indebtedness permitted under
         Section 6.2(b) which arises in connection with the purchase or lease of such assets, and to secure Indebtedness permitted under Section 6.2(d) on Property;"


                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date of Amendment to Commitment. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office, all of the following documents and all of the conditions set forth in Section 3.2 shall have been satisfied:

                  (a) a duly executed counterpart of this Amendment;

                  (b) a duly executed counterpart of the New Parent Guaranty;

                  (c) a duly executed certificate of the secretary of Borrower certifying that (i) resolutions of its board of directors authorizing the execution, delivery, and performance of this Amendment and identifying the officers authorized to sign such instrument are in full force and effect, (ii) the specimen signatures of the officers so authorized which were attached to such certificate are true and correct, and (iii) the



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         charter and bylaws of Borrower attached to such certificate have not been amended since the date of such Certificate;

                  (d) a duly executed certificate of the secretary of Parent certifying that (i) resolutions of its board of directors authorizing the execution, delivery, and performance of the New Parent Guaranty, identifying the officers authorized to sign such instrument are in full force and effect, (ii) the specimen signatures of the officers so authorized which were attached to such certificate are true and correct, and (iii) true and correct facsimile copies of the charter and bylaws of Parent are attached to such certificate;

                  (e) an opinion of counsel to Parent with respect to the Merger and the execution, delivery and enforceability of the New Parent Guaranty, in form and substance acceptable to Lender; and

                  (f) a certificate of the president or chief financial officer of Borrower certifying that the representations and warranties set forth in Section 4.1 are true and correct as of the date of this Amendment and that no Default or Event of Default exists on the date of this Amendment.

         Section 3.2. Additional Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following additional conditions precedent:

                  (a) the Merger shall have been consummated, and

                  (b) the Parent Debt Agreements shall become effective contemporaneously with this Amendment becoming effective.

         Section 3.3. Release of Engle Homes Guaranty. Upon the satisfaction of the conditions precedent set forth in Sections 3.1 and 3.2, the Existing Guaranty shall be released without further notice, action or writing by Lender or any other Person. At the sole expense of Borrower, Lender will take such action, including execution of written releases, as may be reasonably requested by Borrower to evidence such release.


                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

                  (a) The representations and warranties contained in Article IV of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof (unless specifically limited to an earlier date);



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                  (b) Borrower is duly authorized to execute and deliver this
         Amendment and the other Amendment Documents to which it is a party and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents to which it is a party and to authorize the performance of the obligations of Borrower hereunder and thereunder;

                  (c) The execution and delivery by Borrower of this Amendment and the other Amendment Documents to which it is a party, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any Lien upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any Governmental Authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents to which it is a party or to consummate the transactions contemplated hereby and thereby; and

                  (d) When duly executed and delivered, each of this Amendment and the other Amendment Documents to which Borrower is a party will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreement. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment, the other Amendment Documents, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower



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hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                          PREFERRED HOME MORTGAGE COMPANY



                                          By:      /s/ Holly Hubenak
                                                   ---------------------------
                                                   Holly A. Hubenak
                                                   Vice President



                                          GUARANTY BANK



                                          By:      /s/ Carolyn Eskridge
                                                   ---------------------------
                                                   Carolyn Eskridge
                                                   Vice President